UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2021

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, the Board of Directors (the “Board”) of 3D Systems Corporation (the “Company”) increased the size of the Board to thirteen members and elected Ms. Claudia N. Drayton as a director of the Company, effective December 1, 2021.

Ms. Drayton, age 54, has served as Quantum-Si’s Chief Financial Officer since April 2021. Prior to joining Quantum-Si, she served as Chief Financial Officer at CHF Solutions (now Nuwellis, Inc.) from January 2015 to April 2021, where she led its transition from a research and development company to a commercial-stage entity. Prior to joining CHF Solutions, Ms. Drayton was employed by Medtronic plc, a global leader in medical devices.  In her 15-year tenure at Medtronic, she held multiple roles of increasing seniority, most recently as Chief Financial Officer and Senior Finance Director for Medtronic’s Integrated Health Solutions Business, where she was responsible for profitability management, acquisition integration, mergers and acquisitions, planning and forecasting, management reporting, and business model innovation. Before joining Medtronic, Ms. Drayton was an audit and business advisory manager at Arthur Andersen LLP.

Ms. Drayton received her M.B.A. from the University of Minnesota’s Carlson School of Management and her B.S. from the University of Mary Hardin-Baylor and is a Certified Public Accountant (inactive).

Ms. Drayton will complete the Board’s orientation and mentorship program and was appointed to the Audit Committee, effective with her appointment to the Board. There are no arrangements or understandings between Ms. Drayton and any other person pursuant to which she was elected as a director of the Company, and there is no information required to be disclosed with respect to Ms. Drayton pursuant to Item 404(a) of Regulation S-K. In connection with her election as a director, Ms. Drayton was granted 6,752 shares of common stock under the Company’s 2015 Incentive Plan, as amended and restated.

Item 7.01. Regulation FD Disclosure.

On December 2, 2021, the Company issued a press release announcing the election of Ms. Drayton to the Board, a copy of which is furnished as Exhibit 99.1 and incorporated by reference in Item 7.01 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Press release issued on December 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: December 2, 2021	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary